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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 21, 2002
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                               PLANET ZANETT, INC.
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               (Exact name of registrant as specified in charter)


  Delaware                              0-27068                   56-4389547
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(State or other jurisdiction    (Commission File Number)       IRS Employer
         of incorporation                                    Identification No.)


135 East 57th Street, 15th Floor, New York, NY                          10022
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code            (212)-980-4600
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         (Former name or former address, if changed since last report).
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, as filed with the Securities and Exchange Commission ("SEC") on December 11, 2001, as set forth in the pages attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)   Financial Statements of Business Acquired

         The financial statements of Back Bay Technologies, Inc. for the periods reflected therein, are set forth in Exhibit 99.1

   (b)   Pro Forma Financial Information

         The pro forma condensed combining financial information for Planet Zanett, Inc. and Back Bay Technologies, Inc., for the periods reflected therein, is set forth in Exhibit 99.2

   (c)   Exhibits

   99.1 Financial statements of Back Bay Technologies, Inc. for the period ended December 7, 2001 and the year ended December 31, 2000, respectively.

   99.2 Pro forma condensed combined financial information for Planet Zanett, Inc. and Back Bay Technologies, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PLANET ZANETT, INC.


Date:    February 21, 2002                      By:  /s/ Jack M. Rapport
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                                                Name:  Jack M. Rapport
                                                Title:   Chief Financial Officer


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                                  Exhibit Index

99.1 Financial statements of Back Bay Technologies, Inc. for the period ended December 7, 2001 and the year ended December 31, 2000, respectively.

99.2 Pro forma condensed combined financial information for Planet Zanett, Inc. and Back Bay Technologies, Inc.